                                                                    EXHIBIT 99.5

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 20, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance             $ 359,337,611
Aggregate Original Principal Balance                $ 359,418,867
Number of Mortgage Loans                                    1,145

                                     MINIMUM    MAXIMUM    AVERAGE (1)
                                    --------   ---------   -----------
Original Principal Balance          $ 50,000   $ 780,000   $ 313,903
Outstanding Principal Balance       $ 49,950   $ 780,000   $ 313,832

                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                 360       360             360
Stated remaining Term (mos)         353       357             356
Loan Age (mos)                        3         7               4
Current Interest Rate             3.990%    8.200%          5.739%
Initial Interest Rate Cap         1.500%    5.000%          3.267%
Periodic Rate Cap                 1.000%    1.000%          1.000%
Gross Margin                      3.625%    8.000%          5.436%
Maximum Mortgage Rate            10.375%   14.700%         12.235%
Minimum Mortgage Rate             3.990%    8.200%          5.739%
Months to Roll                       17        57              25
Original Loan-to-Value            21.82%    95.96%          81.77%
Credit Score (3)                    572       813             673

                                 EARLIEST   LATEST
                                 --------   ------
Maturity Date                    03/01/34   07/01/34

                        PERCENT OF                                PERCENT OF
                      MORTGAGE POOL     YEAR OF ORIGINATION      MORTGAGE POOL
                      -------------   ---------------------      -------------
LIEN POSITION
1st Lien                 100.00%      2003                           0.00%
2nd Lien                   0.00       2004                         100.00

OCCUPANCY
Primary                   97.53%      LOAN PURPOSE
Second Home                2.47       Purchase                      56.04%
Investment                 0.00       Refinance - Rate/Term         13.85
                                      Refinance - Cashout           30.11

LOAN TYPE
Fixed Rate               100.00%      PROPERTY TYPE
ARM                        0.00       Single Family                 65.70%
                                      Townhouse                      0.32
AMORTIZATION TYPE                     Condominium                   13.55
Fully Amortizing           0.00%      Two- to Four-Family            2.48
Interest Only            100.00       Manufactured Housing           0.00
Balloon                    0.00       Planned Unit Development      17.96

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                    NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                      OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
    RANGE OF       MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
 MORTGAGE RATES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV          DOC
--------------------------------------------------------------------------------------------------------------------
5.500% or less         480    $158,386,956    44.08%      5.135%       690       $329,973     80.10%        76.50%
5.501% to 6.000%       322      98,997,041    27.55       5.826        666        307,444     81.51         75.47
6.001% to 6.500%       198      59,692,760    16.61       6.313        666        301,479     83.20         63.27
6.501% to 7.000%       106      29,760,571     8.28       6.801        641        280,760     86.40         68.63
7.001% to 7.500%        30       9,487,459     2.64       7.324        630        316,249     86.62         43.16
7.501% to 8.000%         8       2,765,323     0.77       7.718        620        345,665     88.89         80.53
8.001% to 8.500%         1         247,500     0.07       8.200        587        247,500     90.00        100.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:               1,145    $359,337,611   100.00%      5.739%       673       $313,832     81.77%        72.54%
-----------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 8.200% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 5.739% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED      PERCENT
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
        RANGE OF          MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV           DOC
--------------------------------------------------------------------------------------------------------------------------
349 to 360                 1,145    $ 359,337,611    100.00%    5.739%      673      $ 313,832      81.77%        72.54%
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,145    $ 359,337,611    100.00%    5.739%      673      $ 313,832      81.77%        72.54%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 339 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES       LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV          DOC
------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                   1           $49,950       0.01%     6.375%      631      $  49,950     76.92%      100.00%
$50,001 to $100,000              32         2,780,044       0.77      5.890       670         86,876     78.56        88.47
$100,001 to $150,000            119        15,059,054       4.19      5.840       670        126,547     80.80        87.88
$150,001 to $200,000            152        27,510,836       7.66      5.837       671        180,992     80.97        80.45
$200,001 to $250,000            152        34,410,968       9.58      5.809       672        226,388     81.72        79.35
$250,001 to $300,000            154        42,497,107      11.83      5.736       671        275,955     81.33        76.97
$300,001 to $350,000            132        42,923,408      11.95      5.713       673        325,177     83.00        74.26
$350,001 to $400,000            116        43,271,336      12.04      5.621       674        373,029     81.58        73.14
$400,001 to $450,000             69        29,423,453       8.19      5.770       678        426,427     83.08        73.81
$450,001 to $500,000             75        35,847,960       9.98      5.673       670        477,973     81.03        68.17
$500,001 to $550,000             47        24,679,449       6.87      5.597       675        525,095     81.49        66.24
$550,001 to $600,000             45        26,066,280       7.25      5.756       672        579,251     82.66        75.57
$600,001 to $650,000             19        12,021,852       3.35      5.863       678        632,729     81.89        42.09
$650,001 to $700,000             12         8,133,741       2.26      6.034       664        677,812     81.05        58.30
$700,001 to $750,000             18        13,130,673       3.65      5.773       694        729,482     81.26        49.11
$750,001 to $800,000              2         1,531,500       0.43      5.294       699        765,750     84.91        50.93
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,145     $ 359,337,611     100.00%     5.739%      673      $ 313,832     81.77%       72.54%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,950 to approximately $780,000 and the average outstanding principal balance of the Mortgage Loans was approximately $313,832.

PRODUCT TYPES

                     NUMBER      AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                       OF        PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE      FULL OR
                    MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
 PRODUCT TYPES       LOANS      OUTSTANDING      POOL        COUPON    SCORE     OUTSTANDING    LTV          DOC
--------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans       973     $ 304,295,344      84.68%     5.728%     672       $ 312,739    81.92%       72.47%
3/27 LIBOR Loans         3           746,765       0.21      6.176      617         248,922    80.96       100.00
5/25 LIBOR Loans       169        54,295,502      15.11      5.792      683         321,275    80.97        72.52
-----------------------------------------------------------------------------------------------------------------
TOTAL:               1,145     $ 359,337,611     100.00%     5.739%     673       $ 313,832    81.77%       72.54%
-----------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                              MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
ADJUSTMENT TYPE                 LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
---------------               --------     -----------   ----------    --------   --------  -----------   --------     -----------
ARM                             1,145     $359,337,611    100.00%       5.739%     673       $313,832      81.77%         72.54%
                                -----     ------------    ------        -----      ---       --------      -----          -----
TOTAL:                          1,145     $359,337,611    100.00%       5.739%     673       $313,832      81.77%         72.54%
                                -----     ------------    ------        -----      ---       --------      -----          -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                              MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
GEOGRAPHIC DISTRIBUTION         LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
-----------------------       --------     -----------   ----------    --------   --------  -----------   --------     -----------
Arizona                           50      $  9,427,640      2.62%       5.891%       664      $188,553      81.98%        61.26%
California                       808       285,484,952     79.45        5.668        674       353,323      81.41         72.67
Colorado                          21         4,294,435      1.20        5.925        659       204,497      83.53         65.50
Connecticut                        6         2,025,968      0.56        5.488        704       337,661      87.02        100.00
Florida                           30         6,165,433      1.72        6.247        658       205,514      86.53         82.53
Georgia                            6         1,137,506      0.32        6.410        691       189,584      82.00         54.33
Idaho                              1           189,075      0.05        5.250        748       189,075      80.00        100.00
Illinois                          21         4,925,145      1.37        5.942        694       234,531      85.47         75.55
Indiana                            2           238,363      0.07        5.823        660       119,181      80.00        100.00
Kentucky                           1           137,040      0.04        6.875        612       137,040      80.00        100.00
Louisiana                          2           252,800      0.07        6.351        625       126,400      80.00        100.00
Maryland                          34         8,481,317      2.36        6.149        678       249,451      84.76         71.82
Massachusetts                      5         1,062,705      0.30        6.050        664       212,541      84.62         53.71
Michigan                           4           540,254      0.15        5.627        668       135,064      80.00        100.00
Missouri                           1           161,500      0.04        6.625        656       161,500      85.00        100.00
Nevada                            43        10,372,508      2.89        6.046        670       241,221      81.40         72.42
New Jersey                         1           159,961      0.04        5.490        714       159,961      80.00        100.00
New York                          11         3,611,083      1.00        6.286        667       328,280      82.97         64.60
North Carolina                     4           675,000      0.19        6.875        652       168,750      84.27         83.17
Ohio                               2           481,358      0.13        6.012        632       240,679      83.53        100.00
Oregon                             3           563,700      0.16        5.405        636       187,900      86.42         57.19
Pennsylvania                       5         1,087,716      0.30        5.704        659       217,543      77.37        100.00
Tennessee                          1           173,697      0.05        6.125        752       173,697      90.00          0.00
Texas                             15         2,580,086      0.72        6.249        662       172,006      83.07         58.81
Utah                               3           326,556      0.09        5.465        714       108,852      80.00         65.21
Virginia                          40        10,128,588      2.82        6.118        667       253,215      82.20         68.80
Washington                        17         3,301,752      0.92        5.361        672       194,221      80.47         82.93
Wisconsin                          8         1,351,475      0.38        5.512        704       168,934      84.18         79.03
                               -----      ------------    ------        -----        ---      --------      -----        ------
TOTAL:                         1,145      $359,337,611    100.00%       5.739%       673      $313,832      81.77%        72.54%
                               -----      ------------    ------        -----        ---      --------      -----        ------

(1) No more than approximately 1.89% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
 RANGE OF ORIGINAL            MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
LOAN-TO-VALUE RATIOS            LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
--------------------          --------     -----------   ----------    --------   --------  -----------   --------     -----------
50.00% or less                      5     $    916,700       0.26%      5.600%      685       $183,340      41.26%        100.00%
50.01% to 55.00%                    8        2,167,189       0.60       5.083       712        270,899      53.61          67.99
55.01% to 60.00%                    4        1,644,000       0.46       6.117       708        411,000      58.70          10.16
60.01% to 65.00%                    6        1,426,896       0.40       5.917       671        237,816      62.61          50.94
65.01% to 70.00%                   17        5,820,956       1.62       5.687       661        342,409      68.58          58.79
70.01% to 75.00%                   35       14,118,931       3.93       5.748       657        403,398      73.81          54.97
75.01% to 80.00%                  798      239,983,901      66.79       5.586       677        300,732      79.85          74.21
80.01% to 85.00%                   48       18,054,870       5.02       5.579       678        376,143      84.43          71.86
85.01% to 90.00%                  109       38,890,628      10.82       6.105       669        356,795      89.58          65.06
90.01% to 95.00%                  113       35,703,649       9.94       6.454       658        315,961      94.46          81.76
95.01% to 100.00%                   2          609,890       0.17       6.738       699        304,945      95.76         100.00
                                -----     ------------     ------       -----       ---       --------      -----         ------
TOTAL:                          1,145     $359,337,611     100.00%      5.739%      673       $313,832      81.77%         72.54%
                                -----     ------------     ------       -----       ---       --------      -----         ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 21.82% to 95.96%.

LOAN PURPOSE

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                              MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
LOAN PURPOSE                    LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
------------                  --------     -----------   ----------    --------   --------  -----------   --------     -----------
Purchase                         654      $201,386,677      56.04%      5.636%       682     $307,931       80.75%         72.61%
Refinance - Cashout              331       108,196,876      30.11       5.889        663      326,879       83.42          70.43
Refinance - Rate Term            160        49,754,058      13.85       5.827        659      310,963       82.33          76.84
                               -----      ------------     ------       -----        ---     --------       -----          -----
TOTAL:                         1,145      $359,337,611     100.00%      5.739%       673     $313,832       81.77%         72.54%
                               -----      ------------     ------       -----        ---     --------       -----          -----

PROPERTY TYPE

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                              MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
PROPERTY TYPE                   LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
-------------                 --------     -----------   ----------    --------   --------  -----------   --------     -----------
Single Family                     726     $236,070,636      65.70%      5.726%      672       $325,166      81.73%         73.19%
Townhouse                           2        1,139,200       0.32       5.001       727        569,600      81.62          61.45
Condominium                       186       48,678,908      13.55       5.744       676        261,715      82.05          75.74
Two-to Four-Family                 23        8,903,458       2.48       5.665       704        387,107      80.43          57.99
Planned Unit Development          208       64,545,410      17.96       5.805       673        310,314      81.89          69.93
                                -----     ------------     ------       -----       ---       --------      -----          -----
TOTAL:                          1,145     $359,337,611     100.00%      5.739%      673       $313,832      81.77%         72.54%
                                -----     ------------     ------       -----       ---       --------      -----          -----

DOCUMENTATION

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                              MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
DOCUMENTATION                   LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
-------------                 --------     -----------   ----------    --------   --------  -----------   --------     -----------
Full Documentation                799     $233,402,828      64.95%      5.690%      672       $292,119      82.00%        100.00%
Limited Documentation             136       51,647,941      14.37       5.779       668        379,764      82.33           0.00
Full/Alt Documentation             72       27,244,424       7.58       5.663       667        378,395      82.03         100.00
Lite Documentation                 62       21,558,648       6.00       5.965       674        347,720      80.03           0.00
Streamlined Documentation          49       15,207,108       4.23       6.044       700        310,349      79.19           0.00
Stated Documentation               27       10,276,661       2.86       5.922       699        380,617      80.55           0.00
                                -----     ------------     ------       -----       ---       --------      -----         ------
TOTAL:                          1,145     $359,337,611     100.00%      5.739%      673       $313,832      81.77%         72.54%
                                -----     ------------     ------       -----       ---       --------      -----         ------

OCCUPANCY

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                              MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
OCCUPANCY                       LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
------------                  --------     -----------   ----------    --------   --------  -----------   --------     -----------
Primary                        1,107      $350,471,102     97.53%       5.736%      672       $316,595      81.73%         72.46%
Second Home                       38         8,866,509      2.47        5.842       712        233,329      83.29          75.34
                               -----      ------------    ------        -----       ---       --------      -----          -----
TOTAL:                         1,145      $359,337,611    100.00%       5.739%      673       $313,832      81.77%         72.54%
                               -----      ------------    ------        -----       ---       --------      -----          -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
MORTGAGE LOANS AGE            MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
     (MONTHS)                   LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
------------------            --------     -----------   ----------    --------   --------  -----------   --------     -----------
3                                420      $130,898,656      36.43%      5.780%      679       $311,663      81.37%         72.39%
4                                399       123,735,831      34.43       5.630       675        310,115      81.81          73.05
5                                235        74,892,404      20.84       5.807       664        318,691      82.19          70.34
6                                 85        28,287,273       7.87       5.866       665        332,791      82.27          75.30
7                                  6         1,523,446       0.42       5.374       652        253,908      83.07         100.00
                               -----      ------------     ------       -----       ---       --------      -----         ------
TOTAL:                         1,145      $359,337,611     100.00%      5.739%      673       $313,832      81.77%         72.54%
                               -----      ------------     ------       -----       ---       --------      -----         ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
ORIGINAL PREPAYMENT           MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
    PENALTY TERM                LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
-------------------           --------     -----------   ----------    --------   --------  -----------   --------     -----------
None                             156      $ 48,922,746      13.61%      6.200%      676       $313,607      83.22%        63.52%
12 Months                         40        16,542,317       4.60       6.066       658        413,558      80.21         58.52
24 Months                        826       256,166,632      71.29       5.636       672        310,129      81.84         74.66
36 Months                        123        37,705,916      10.49       5.693       687        306,552      80.13         75.91
                               -----      ------------     ------       -----       ---       --------      -----         -----
TOTAL:                         1,145      $359,337,611     100.00%      5.739%      673       $313,832      81.77%        72.54%
                               -----      ------------     ------       -----       ---       --------      -----         -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                              MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
RANGE OF CREDIT SCORES          LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
----------------------        --------     -----------   ----------    --------   --------  -----------   --------     -----------
572 to 575                         2      $    857,204       0.24%      5.875%       572      $428,602      80.00%         46.66%
576 to 600                        37        11,181,204       3.11       6.331        589       302,195      79.77          85.83
601 to 625                       154        44,757,498      12.46       6.282        615       290,633      82.80          82.98
626 to 650                       245        76,057,962      21.17       5.873        639       310,441      81.65          72.91
651 to 675                       221        69,393,766      19.31       5.716        664       313,999      82.68          68.74
676 to 700                       181        60,872,662      16.94       5.652        687       336,313      81.85          66.88
701 to 725                       119        39,584,551      11.02       5.414        712       332,643      81.72          70.90
726 to 750                        85        25,125,067       6.99       5.358        737       295,589      82.12          72.31
751 to 775                        70        21,558,629       6.00       5.366        762       307,980      79.42          72.92
776 to 800                        29         9,498,268       2.64       5.351        787       327,526      78.53          76.21
801 to 813                         2           450,800       0.13       5.125        810       225,400      68.59         100.00
                               -----      ------------     ------       -----        ---      --------      -----         ------
TOTAL:                         1,145      $359,337,611     100.00%      5.739%       673      $313,832      81.77%         72.54%
                               -----      ------------     ------       -----        ---      --------      -----         ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 572 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 673.

CREDIT GRADE

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                              MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
CREDIT GRADE                    LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
------------                  --------     -----------   ----------    --------   --------  -----------   --------     -----------
AA                               804      $255,763,580      71.18%      5.596%      692       $318,114      81.82%         70.93%
A                                302        92,207,708      25.66       6.066       631        305,324      81.90          75.01
A-                                39        11,366,323       3.16       6.304       599        291,444      79.51          88.61
                               -----      ------------     ------       -----       ---       --------      -----          -----
TOTAL:                         1,145      $359,337,611     100.00%      5.739%      673       $313,832      81.77%         72.54%
                               -----      ------------     ------       -----       ---       --------      -----          -----

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
     RANGE OF                 MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
  GROSS MARGINS                 LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
----------------              --------     -----------   ----------    --------   --------  -----------   --------     -----------
3.501% to 4.000%                  11      $  3,221,200       0.90%      4.623%      695       $292,836      78.87%         77.40%
4.001% to 4.500%                  45        15,799,864       4.40       4.924       696        351,108      80.25          77.86
4.501% to 5.000%                 316        98,393,921      27.38       5.376       681        311,373      79.87          78.70
5.001% to 5.500%                 318        97,924,984      27.25       5.627       673        307,940      80.25          77.15
5.501% to 6.000%                 245        76,154,190      21.19       5.976       667        310,833      82.02          69.17
6.001% to 6.500%                 125        41,885,070      11.66       6.268       664        335,081      84.55          51.09
6.501% to 7.000%                  55        16,679,686       4.64       6.711       656        303,267      89.50          61.11
7.001% to 7.500%                  25         7,670,944       2.13       6.463       675        306,838      93.06          94.27
7.501% to 8.000%                   5         1,607,750       0.45       6.457       674        321,550      93.40          84.99
                               -----      ------------     ------       -----       ---       --------      -----          -----
TOTAL:                         1,145      $359,337,611     100.00%      5.739%      673       $313,832      81.77%         72.54%
                               -----      ------------     ------       -----       ---       --------      -----          -----

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.625% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.436% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
 RANGE OF MAXIMUM             MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
  MORTGAGE RATES                LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
------------------            --------     -----------   ----------    --------   --------  -----------   --------     -----------
11.500% or less                   187     $ 60,701,044      16.89%      4.809%      705       $324,605      79.60%         81.24%
11.501% to 12.000%                295       98,483,937      27.41       5.347       681        333,844      80.41          73.48
12.001% to 12.500%                322       98,911,016      27.53       5.824       666        307,177      81.51          75.73
12.501% to 13.000%                196       59,071,739      16.44       6.316       665        301,386      83.24          62.89
13.001% to 13.500%                104       28,973,409       8.06       6.805       642        278,590      86.48          68.36
13.501% to 14.000%                 31        9,809,342       2.73       7.283       632        316,430      86.09          47.12
14.001% to 14.500%                  9        3,139,623       0.87       7.588       619        348,847      89.61          70.93
14.501% to 15.000%                  1          247,500       0.07       8.200       587        247,500      90.00         100.00
                                -----     ------------     ------       -----       ---       --------      -----         ------
TOTAL:                          1,145     $359,337,611     100.00%      5.739%      673       $313,832      81.77%         72.54%
                                -----     ------------     ------       -----       ---       --------      -----         ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 14.700% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.235% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                               NUMBER       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED       PERCENT
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE       FULL OR
   NEXT RATE                  MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     ALTERNATIVE
ADJUSTMENT DATE                 LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING      LTV           DOC
---------------               --------     -----------   ----------    --------   --------  -----------   --------     -----------
March 2006                         6      $  1,523,446       0.42%      5.374%       652      $253,908      83.07%        100.00%
April 2006                        74        23,739,895       6.61       5.844        666       320,809      81.85          74.53
May 2006                         201        64,783,321      18.03       5.812        662       322,305      82.16          70.04
June 2006                        347       106,376,847      29.60       5.615        673       306,562      82.06          74.02
July 2006                        345       107,871,836      30.02       5.769        678       312,672      81.62          71.56
May 2007                           1           468,000       0.13       6.500        594       468,000      80.00         100.00
June 2007                          1           135,965       0.04       4.325        725       135,965      80.00         100.00
July 2007                          1           142,800       0.04       6.875        590       142,800      85.00         100.00
April 2009                        11         4,547,379       1.27       5.980        663       413,398      84.46          79.31
May 2009                          34         9,898,084       2.75       5.751        684       291,120      82.69          71.66
June 2009                         64        21,016,036       5.85       5.700        683       328,376      80.98          70.78
July 2009                         60        18,834,004       5.24       5.871        688       313,900      79.21          73.28
                               -----      ------------     ------       -----        ---      --------      -----         ------
TOTAL:                         1,145      $359,337,611     100.00%      5.739%       673      $313,832      81.77%         72.54%
                               -----      ------------     ------       -----        ---      --------      -----         ------